Supplement dated November 18, 2020
to the Statement of Additional Information (the “SAI”), dated May 13, 2020, as supplemented, for the following fund:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Large Cap Index Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above referenced fund is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
VP – Large Cap Index Fund	Christopher Lo	11 RICs 1 PIV 30 other accounts	$11.76 billion $98.10 million $224.45 million	None	Columbia Management	Columbia Management
	Kaiyu Zhao(m)	2 other accounts	$0.05 million	None
	Christopher Rowe(m)	7 other accounts	$0.21 million	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(m)	The portfolio manager began managing the Fund after its last fiscal year end. Reporting information is provided as of October 31, 2020.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-350 A (11/20)